Exhibit 99.1

Franklin Financial Network, Inc. (NYSE:FSB) Third Quarter 2016 Investor Call October 19, 2016

2 Forward - Looking Statements Except for the historical information contained herein, this presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts. Because forward - looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward - looking statements and are advised to carefully review the discussion of forward - looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise.

3 Third Quarter Highlights Nonperforming loans to total loans: 0.10% Net charge - offs to average loans: 0.01% Strong growth in total loans: +47.6% y/y D iluted EPS of $0.62: +34.8% y/y Return on assets: 1.06% Return on tangible common equity: 14.33%

4 Third Quarter Financial Summary ($ in millions, except per share data) % Change 3Q16 2Q16 3Q15 Net interest income $ 20.7 3.7% 23.5% Provision 1.4 (11.2%) (19.3%) Noninterest income 4.9 5.4% 28.4% Noninterest expense 13.7 6.2% 26.3% Pretax income 10.5 3.7% 31.3% Net income available to common shareholders 7.0 0.4% 37.2% Net income available to common shareholders per diluted share $ 0.62 0.0% 34.8% Tangible book value per common share $18.49 2.2% 17.0% Key profitability metrics 3Q16 2Q16 3Q15 Net interest margin (1) 3.34% 3.47% 3.73% Efficiency ratio 53.65% 52.58% 52.85% ROA 1.06% 1.14% 1.07% ROTCE 14.33% 15.35% 12.70% (1) Reflects tax - equivalent adjustments

5 Loan Segment Concentration Loan Type 3Q2016 % Total Real Estate % Total Loans Construction 425,258 32.6 25.3 Acquisition & development 49,078 3.8 2.9 Commercial real estate 423,564 32.5 25.2 Farmland 7,260 0.6 0.4 Residential - closed end 1-4 family 229,169 17.6 13.6 Residential - open end 1-4 family 142,374 10.9 8.5 Warehouse mortgage 26,819 2.1 1.6 Total real estate 1,303,522 100.0 77.5 Commercial & industrial (non-healthcare) 217,084 12.9 Commercial & industrial (healthcare) 157,633 9.4 Consumer & other 3,460 0.2 Total Loans 1,681,699 100.0

6 Key Metric - Asset Quality: Primary Measures ($ in millions) Nonperforming Assets NPAs/total loans + foreclosed assets 0.09% 0.27% 0.14% 0.12% 0.10% Allowance for loan losses/NPLs 1,167% 353% 734% 884% 976 % Net charge offs/average loans 0.00% 0.01% 0.01% 0.00% 0.01% 3Q15 4Q15 1Q16 2Q16 3Q16 Past Due 90 Days or More Non-accrual Foreclosed assets $1.6 $1.0 $3.5 $1.9 NPLs $1.8

7 Key Metric – Asset Quality: NPLs to Total Loans and “Texas Ratio” 0.07% 0.25% 0.12% 0.10% 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 3Q15 4Q15 1Q16 2Q16 3Q16 NPLs to Total Loans Texas Ratio = (Restructured loans + Nonaccrual loans + Foreclosed Real Estate) / (Total Equity Capital + Allowance for Loan and Lease Losses) 0.53% 0.56% 0.44% 0.62% 0.52% 9.32% 8.85% 8.57% 8.37% 0.00% 2.50% 5.00% 7.50% 10.00% 3Q15 4Q15 1Q16 2Q16 3Q16 Texas Ratio FSB National Peer National peer includes banks of comparable size to FSB anywhere in the U.S., as defined by banking regulatory agencies .

8 Key Metric - Asset Quality: High Quality, Diversified Real Estate Loans Real estate loan portfolio by segment at September 30, 2016 Construction 32.6% Acquisition and development 3.8% Commercial real estate 32.5% Farmland 0.6% Residential - closed end 1 - 4 family 17.6% Home equity lines 10.9% Warehouse mortgage 2.0%

9 Key Metric - Growth: Loans ($ in millions) Loan Growth: Comparable quarter +47.6% Sequential quarter +7.2% $432 $806 $1,318 $1,138 $1,681 2013 2014 2015 2015 2016 Year Ended December 31 Quarter Ended September 30

10 Key Metric – Growth: Annual Loan Growth (Quarter - End) Loan Type 3Q2016 3Q2015 Growth % Growth Construction 425,258$ 298,279$ 126,979$ 42.6% Acquisition & development 49,078 36,006 13,072 36.3% Commercial real estate 423,564 313,481 110,083 35.1% Farmland 7,260 1,106 6,154 556.4% Residential - closed end 1-4 family 229,169 144,787 84,382 58.3% Residential - open end 1-4 family 142,374 104,373 38,001 36.4% Warehouse mortgage 26,819 14,666 12,153 82.9% Total real estate 1,303,522 912,698 390,824 42.8% Commercial & industrial (non-healthcare) 217,084 147,578 69,506 47.1% Commercial & industrial (healthcare) 157,633 73,438 84,195 114.6% Consumer & other 3,460 6,893 (3,433) -49.8% Total Loans 1,681,699$ 1,140,607$ 541,092$ 47.4%

11 Key Metric - Growth : Loan Portfolio Diversification Category 3Q16 3Q15 Construction $474.3 $334.3 1 - 4 Family Real Estate 371.5 249.2 Real Estate Commercial 430.8 314.6 Business Loans (Non - Healthcare) 217.1 147.6 Healthcare Loans 157.6 73.4 All Other Loans 3.5 6.9 ($ in millions) Increased Loan Diversification Loans by Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q15 4Q15 1Q16 2Q16 3Q16 All Other Healthcare Loans Business Loans (Non-Healthcare) Real Estate Commercial 1-4 Family Real Estate Construction

12 Key Metric - Growth: Substantial Increase in Deposits ($ in millions) Deposit Balances: Comparable quarter +29.4% Sequential quarter - 1.4% 3Q15 4Q15 1Q16 2Q16 3Q16 Non-interest Bearing Interest Bearing Checking Other Savings Money Market Demand Time $1,715 $1,814 $1,953 $2,250 $2,218

13 Key Metric – Profitability: Relatively Stable Net Interest Margin Net Interest Margin By Quarter (1) 3.49% 3.55% 3.70% 3.47% 3.34% 3Q15 4Q15 1Q16 2Q16 3Q16 (1) Reflects tax - equivalent adjustments (2) 3Q15 excludes impact of $1.2 million increase due to pay off of purchased credit - impaired loan. (2)

14 Key Metric – Profitability: Significant Growth in Noninterest Income ($ in thousands) 3Q15 2Q16 3Q16 Service charges on deposit accounts $ 44 $ 46 $ 44 Other service charges and fees 679 767 845 Net gains on sale of loans (1) 2,463 2,309 2,942 Wealth management 327 529 446 Loan servicing fees, net 84 (4) (40) Gain on sale of securities 5 795 430 Net gain on sale of foreclosed assets 3 3 30 Other 193 181 179 Total noninterest income $3,798 $4,626 $4,876 (1) Primarily from sale of mortgage loans. $81 $74 $67 $114 $139 3Q15 4Q15 1Q16 2Q16 3Q16 Mortgage Production ($ in millions)

15 Key Metric – Profitability: Noninterest Expense and Economies of Scale ($ in thousands) 3Q15 2Q16 3Q16 Salaries and employee benefits $ 6,208 $ 7,603 $ 7,979 Occupancy and equipment 1,683 1,755 2,001 FDIC assessment expense 362 405 570 Marketing 277 188 206 Professional fees 516 977 935 Amortization of core deposit intangible 160 144 138 Other 1,647 1,841 1,879 Total noninterest expense $ 10,853 $12,913 $13,708 52.85% 54.96% 52.91% 52.58% 53.65% 3Q15 4Q15 1Q16 2Q16 3Q16 Efficiency Ratio

16 Key Elements of FSB Performance Growth Real Estate Lending Asset Quality Proven, Successful Banking Model